SUPPLEMENT TO THE PROSPECTUS AND
                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                      OF EVERGREEN DOMESTIC EQUITY FUNDS I

I.       Evergreen Masters Fund (the "Fund")

         Effective November 3, 2003, Marsico Capital Management, LLC (Marsico) will no longer act as one of the sub-advisors to the Fund. The Fund's investment advisor, Evergreen Investment Management Company, LLC (EIMC), will manage the section of the Fund currently managed by Marsico. The advisory fee paid to EIMC will remain the same.

         In conjunction with the above, the following changes are made to the Fund's prospectus and SAI.

         The section of the prospectus for the Fund entitled "INVESTMENT STRATEGY" is revised. The first paragraph in that section is replaced by the following paragraphs, and the fourth paragraph in that section is deleted.

         The Fund's investment program is based on the Manager of Managers strategy of Evergreen Investment Management Company, LLC (EIMC) which allocates the Fund's portfolio assets on an approximately equal basis among its Evergreen Value Equity team, its Evergreen Large Cap Growth team and two sub-advisors, MFS Institutional Advisors, Inc. (MFS) and OppenheimerFunds, Inc. (Oppenheimer), each of whom employs a different investment style.

         Evergreen Value Equity team's segment of the portfolio will primarily be invested in equity securities of U.S. and foreign companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell MidCap Value Index, at the time of purchase). This segment of the portfolio will seek to maintain a weighted average market capitalization that falls within the range of the Russell MidCap Value Index. As of its last reconstitution on June 30, 2003, the Russell MidCap Value Index had a market capitalization range of approximately $392.7 million to $13.2 billion.

         Evergreen Large Cap Growth team's segment will primarily be invested in the equity securities of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000(R) Index, at the time of purchase). In addition, this segment will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000(R) Index. As of its last reconstitution on June 30, 2003, the Russell 1000(R) Index had a market capitalization range of approximately $1.2 billion to $286.8 billion. This segment's stock selection is based on an equity style of management in which the portfolio managers select equities that demonstrate superior and sustainable earnings growth, a history of superior earnings, strong current fundamentals, and rising earnings expectations.

         The third sentence in the disclosure appearing between the "Year-by-Year Total Return" bar chart and the "Average Annual Total Return" table is amended as follows:

         This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P MidCap 400 Index (S&P 400) and the S&P 500 Index (S&P 500) because these indices represent average index models for the Fund as a whole.

         The section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         Masters Fund
         The Fund is managed utilizing a team of investment professionals. These include:
o        Evergreen Large Cap Growth Team
o        Evergreen Value Equity Team
o        MFS Team
o        Oppenheimer Team

         Also in that section under "Manager Oversight," the last paragraph is replaced with the following paragraph:

         One segment may be larger or smaller at various times than other segments, but EIMC will not reallocate assets among the segments to reduce these differences in size until the assets allocated to one segment either exceed 35% or are less than 15% of the Fund's average daily net assets for a period of three consecutive months. In such event the investment advisor may, but is not obligated to, reallocate assets among segments to provide for a more equal distribution of the Fund's assets.

         References to Marsico in the sections in the prospectus entitled "Fund Facts" and "THE FUNDS' SUB-ADVISORS" are no longer relevant and are, therefore, deleted.

         In addition, the second paragraph in the section entitled "Sub-Advisory Fees Paid" in part one of the Fund's SAI is revised as follows:

                  OppenheimerFunds, Inc. (Oppenheimer) and MFS Institutional Advisors, Inc. (MFS) each manage, along with EIMC's Value Equity team and Large Cap Growth team, a segment of the Masters Fund. EIMC pays Oppenheimer and MFS fees equal in the aggregate up to 0.50% of the Masters Fund's average daily net assets.

         The section in part two of the Fund's SAI entitled "Investment Advisory Agreement" is also revised. The paragraphs under the heading "Managers (Evergreen Masters Fund only)" are replaced with the following:

                     Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets among internal portfolio management teams and other unaffiliated investment management organizations ("Managers"), each of whom manages its segment according to a different investment style, and periodically rebalances the Fund's portfolio among the portfolio segments so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor. EIMC's Value Equity team and Large Cap Growth team each manage a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc. and OppenheimerFunds, Inc. also manage portions of the Fund's portfolio.

               The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.



November 3, 2003                                             567996    (11/03)